UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2018

Jones Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36006	80-0907968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

807 Las Cimas Parkway, Suite 350 Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 328-2953

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2018, the Board of Directors (the “Board”) of Jones Energy, Inc. (the “Company”) increased the size of the Board from seven members to eight members and appointed two new directors: Tara W. Lewis and L. Spencer Wells.

Ms. Lewis will serve as a Class II director, to serve until the 2021 annual meeting of stockholders or until her earlier resignation, retirement or other termination of service. Ms. Lewis will serve on the Audit and Compensation Committees of the Company’s Board. The Board has determined that Ms. Lewis is an independent director in accordance with applicable rules of the Securities and Exchange Commission and the New York Stock Exchange (the “NYSE”).

Mr. Wells will serve as a Class I director, to serve until the 2020 annual meeting of stockholders or until his earlier resignation, retirement or other termination of service. Mr. Wells will serve on the Nominating and Corporate Governance Committee of the Company’s Board. The Board has determined that Mr. Wells is an independent director in accordance with the applicable rules of the NYSE.

The Company will enter into indemnification agreements with each of Ms. Lewis and Mr. Wells, effective as of November 6, 2018, pursuant to which the Company agrees to indemnify each of Ms. Lewis and Mr. Wells for certain claims and liabilities from their respective actions as a member of the Board.

Item 7.01.                                        Regulation FD Disclosure.

On November 6, 2018, the Company issued a press release announcing the appointment of Mr. Wells and Ms. Lewis to the Board as discussed above. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information disclosed in Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01.                                        Finance Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	News release dated November 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JONES ENERGY, INC.

Date: November 6, 2018	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr.
Chief Executive Officer

[Signature Page to Current Report on Form 8-K]